UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 22, 2005
                               -------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      333-45241                 22-3542636
          --------                      ---------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the  Exchange Act  (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



72114

Item 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 22, 2005, the Registrant entered into a Product Development and License Agreement with Pliva, Inc., a New Jersey corporation ("Pliva"). The agreement provides for the development and license of a controlled released generic drug formulated by the Registrant. Under the agreement, Pliva will make upfront and milestone payments to the Registrant. The Registrant will manufacture the product and Pliva will market and sell the product. The development costs will be paid by Pliva and the Registrant and the profits will be shared equally. The initial term is the agreement is for a ten (10) year period from the date the product is first commercially sold by Pliva unless terminated earlier upon the occurrence of certain events.

On June 28, 2005, the Registrant issued a press release announcing that it had entered into the agreement with Pliva.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

        a)    Not applicable.

        b)    Not applicable.

        c)    Exhibits

              10.1 Product Development and License Agreement, dated as of June 22, 2005*

              99.1.  Copy of Press Release, dated June 28, 2005


* The Registrant has requested confidential treatment with respect to the referenced exhibit. In the event that the Securities and Exchange Commission should deny such request in whole or in part, such exhibit or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: June 28, 2005


                                           ELITE PHARMACEUTICALS, INC.


                                           By: /s/ Bernard Berk
                                               ---------------------------------
                                               Name:  Bernard Berk
                                               Title: Chief Executive Officer